UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2009
WESTWOOD ONE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14691	95-3980449

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 West 57th Street, 5th Floor New York, NY	10019

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 641-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events
Item 8.01 Other Events.
This Current Report on Form 8-K is being filed to update Selected Financial Data (Item 6); Management’s Discussion and Analysis (Item 7); and the financial statements (Item 8) of Westwood One Inc. (the “Company”) included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 10-K”) and with respect to Items 7 and 8, previously updated in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2009. This report also includes pro forma financial information related to the Company’s refinancing of its outstanding long-term indebtedness and the recapitalization of its equity (the “Restructuring”) that occurred on April 23, 2009. Such pro forma financial information reflects the conversion of all of the Company’s Class B stock and 3,500 shares of Series A-1 Convertible Preferred Stock that occurred on July 9, 2009 and the conversion of the remaining 71,500 shares of Series A-1 Convertible Preferred Stock and 59,962 shares of Series B Convertible Preferred Stock and 200 to 1 reverse stock split that occurred on August 3, 2009.
Updates to 2008 10-K
The updated information reflects the impact of a 200 to 1 reverse stock split that occurred on August 3, 2009 and has been incorporated into the Company’s financial statements (as described below); selected financial data and the Company’s MD&A which was originally filed in the Company’s Annual Report on Form 10-K for the period ending December 31, 2008 (the “2008 10-K”) and in the case of Items 7 and 8, was previously updated in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2009.
The following updated information is presented in this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference:
•	Part II — Item 6. Selected Financial Data in order to update the original Item 6 set forth in the Company’s 2008 10-K.

•
Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in order to update the Item 7 set forth in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2009.

•
Part II — Item 8. Financial Statements and Supplementary Data — Financial Statements (including related notes to the consolidated Financial Statements) as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 in order to update the Item 8 set forth in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2009.

The aforementioned sections have only been updated for the reasons set forth above and have not been updated for any other events.
Pro Forma Financial Information
Furnished as Exhibit 99.2 and incorporated herein by reference are the unaudited pro forma financial statements (the “Pro Forma Financials”) of the Company for the year ended December 31, 2008 and for the six months ended June 30, 2009, which were derived from the Company’s unaudited historical financial statements as of and for the six months ended June 30, 2009 and from the audited historical financial statements for the twelve months ended December 31, 2008. The Pro Forma Financials reflect the Restructuring that occurred on April 23, 2009 and the conversion of all of the Company’s Class B stock and 3,500 shares of Series A-1 Convertible Preferred Stock that occurred on July 9, 2009 and the conversion of the remaining 71,500 shares of Series A-1 Convertible Preferred Stock and 59,962 shares of Series B Convertible Preferred Stock and 200 to 1 reverse stock split that occurred on August 3, 2009. The unaudited pro forma balance sheet as of June 30, 2009 has been prepared as if all of the aforementioned events occurred on such date. The unaudited pro forma statements of operations for the year ended December 31, 2008 and the six months ended June 30, 2009 give effect to the aforementioned events as if all such events had occurred on January 1, 2008.
The adjustments made in the Pro Forma Financials are preliminary and have been made solely for purposes of developing the pro forma financial information for illustrative purposes necessary to comply with the requirements of the SEC. The Pro Forma Financials should be read together with the Company’s consolidated financial statements as of December 31, 2008 and for each of the years in the three-year period ended December 31, 2008, including the accompanying notes thereto and the Company’s unaudited consolidated financial statements as of June 30, 2009 and for each of the six-month periods ended June 30, 2009 and 2008, including the accompanying notes thereto.

Item 9.01 Financial Statements and Exhibits.
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Updated sections of the Company’s Annual Report on Form 10-K for the period ending December 31, 2008:
•	Part II — Item 6. Selected Financial Data in order to update the original Item 6 set forth in the Company’s 2008 10-K.

•
Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in order to update the Item 7 set forth in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2009.

•
Part II — Item 8. Financial Statements and Supplementary Data — Financial Statements (including related notes to the consolidated Financial Statements) as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 in order to update the Item 8 set forth in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2009.

99.2	Unaudited Pro Forma Financial Statements of the Company

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTWOOD ONE, INC.
Date: August 26, 2009	By:	/s/ David Hillman
		Name:	David Hillman
		Title:	Chief Administrative Officer; EVP, Business Affairs; General Counsel and Secretary

EXHIBIT INDEX
Current Report on Form 8-K
dated August 24, 2009
Westwood One, Inc.

Exhibit
No.	Description of Exhibit

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Updated sections of the Company’s Annual Report on Form 10-K for the period ending December 31, 2008:
•	Part II — Item 6. Selected Financial Data in order to update the original Item 6 set forth in the Company’s 2008 10-K.

•
Part II — Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations in order to update the original Item 7 set forth in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2009.

•
Part II — Item 8. Financial Statements and Supplementary Data — Financial Statements (including related notes to the consolidated Financial Statements) as of December 31, 2008 and 2007 and for the years ended December 31, 2008, 2007 and 2006 in order to update the Item 8 set forth in the Company’s Current Report on Form 8-K filed with the SEC on June 22, 2009.

99.2	Unaudited Pro Forma Financial Statements of the Company